UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                      JANUARY 28, 2008 (JANUARY 22, 2008)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMPETITIVE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                          1-8696          36-2664428
                          ------          ----------
         (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)


          777 COMMERCE DRIVE, SUITE 100, FAIRFIELD, CONNECTICUT 06825
          -----------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                                 (203) 368-6044
                                 --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                      N/A
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))










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ITEM  8.01  OTHER  EVENTS

On January 22, 2008, Competitive Technologies, Inc. issued the following press release. We received the payment of $800,000 from Palatin Technologies, Inc.
referred  to  in  the  press  release  the  same  day.

                  COMPETITIVE TECHNOLOGIES RECLAIMS RIGHTS TO
                         SEXUAL DYSFUNCTION TECHNOLOGY

FAIRFIELD, CT - (JANUARY 22, 2008) - COMPETITIVE TECHNOLOGIES, INC. (AMEX: CTT) announced today that it has successfully reclaimed rights to its sexual dysfunction technology by terminating the license it had previously granted to Palatin Technologies, Inc. (AMEX: PTN). CTT now has complete control over license rights to the PT-14 sexual dysfunction technology. PTN has agreed to pay CTT an amount of $800,000 within one business day.

"CTT is continuing discussions with major pharmaceutical companies interested in licensing this innovative technology," said John B. Nano, CTT's Chairman, President and CEO. "CTT has always defended the patent rights of our clients, and will continue to do so. We are glad to bring this matter to a successful conclusion and to be able to focus on potential development of this technology by a major pharmaceutical company."

Commonly referred to as PT-14, the technology, a peptide analogue of alpha-MSH (alpha-melanocyte-stimulating hormone), was invented by a team of researchers at CTT's client, the University of Arizona. A Notice of Termination for the license was sent to PTN on September 10, 2007. The license was originally granted to PTN by CTT on March 31, 1998.

Mr. Nano continued, "This is another example of a CTT technology being at the forefront of the paradigm shift to treat individuals with integrative medicine, combining traditional and holistic medicine. CTT's management team is focused on creating value from our portfolio of innovative technologies. We are aggressively marketing the pain management therapy, breast cancer detection test, MC Square stress reduction device (www.relaxmc.com), solar panels, UAD surgical prosthetics, and the LED portfolio technologies to drive revenue growth, improve profitability and create shareholder value. Our full technology portfolio may be viewed on our website."

ABOUT  COMPETITIVE  TECHNOLOGIES,  INC.

Competitive Technologies, established in 1968, is a full service technology transfer and licensing provider focused on the technology needs of its customers and transforming those requirements into commercially viable solutions. CTT is a global leader in identifying, developing and commercializing innovative technologies in life, electronic, nano, and physical sciences developed by universities, companies and inventors. CTT maximizes the value of intellectual assets for the benefit of its customers, clients and shareholders. Visit CTT's website: www.competitivetech.net

Statements made about our future expectations are forward-looking statements and subject to risks and uncertainties as described in our most recent Annual Report on Form 10-K for the year ended July 31, 2007, filed with the SEC on October 29, 2007, and other filings with the SEC, and are subject to change at any time. Our actual results could differ materially from these forward-looking statements. We undertake no obligation to update publicly any forward-looking statement.

Direct inquiries to: Johnnie D. Johnson, IR Services, LLC
                     Tel: 860 434 2465
                     E-mail: jdjohnson@corpirservices.com


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         COMPETITIVE TECHNOLOGIES, INC.
                                  (Registrant)

Dated: January 28, 2008               By:\s\ Johns B. Nano
                                      --------------------------
                                      John B. Nano
                                      Chairman and Chief Executive Officer
















































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